SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (D) of the
                        Securities Exchange Act of 1934

Date  of  Report
(Date  of  earliest  event  reported):  February 12, 2003


                          Life Partners Holdings, Inc.
             (Exact name of registrant as specified in its charter)

 Massachusetts                      0-7900                       74-2962475
  ------------                ---------------             ---------------------
(State  or  other                 (Commission                  (IRS  Employer
jurisdiction  of                 File  Number)               Identification No.)
 incorporation)

                         204 Woodhew, Waco, Texas 76712
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's  telephone  number,  including  area code:           (254) 751-7797
                                                                  --------------

Item  5.  Other  Events.
------------------------

     On February 12, 2003 Life Partners Holdings, Inc. issued a press release announcing an increase in quarterly dividend. The press release is filed as an exhibit to this current report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIFE  PARTNERS  HOLDINGS,  INC.

Date:  February 13, 2003             By:/s/Dana Yarbrough
                                        ----------------------------------------
                                        Dana Yarbrough
                                        (Principal  Accounting  Officer)

                                  EXHIBIT INDEX

     Exhibit 99.1     Press Release dated February 12, 2003

Exhibit 99.1


LIFE PARTNERS HOLDINGS, INC. TO INCREASE QUARTERLY DIVIDEND


Waco, TX February 12, 2003. Life Partners Holdings, Inc. (LPHI: OTC/BB) said today its board has authorized management to increase its quarterly dividend to three cents per share for its current 4th quarter 2003 fiscal year and for each quarter of the 2004 fiscal year, which begins March 1, 2003.

The board of directors also authorized management to increase the dividend for the third fiscal quarter of 2004 fiscal year to four cents per share reflecting a one-cent Christmas Bonus paid in that quarter.

Safe Harbor - This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, and the value of our new contract signings, backlog and business pipeline, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements. For information concerning these risks and uncertainties, see our most recent Form 10-K. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

************


For  further  information  contact:

Dana  Yarbrough/Life  Partners  Holdings,  Inc.
800-368-5569
e-mail:  dyarbrough@lifepartnersinc.com